Exhibit 1.1

ALLIANCE HOLDINGS GP, L.P.

2,750,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

March 29, 2011

BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES LLC

As Representatives of the several

Underwriters named in Schedule 2 attached hereto

c/o BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Certain unitholders of Alliance Holdings GP, L.P., a Delaware limited partnership (the “Partnership”), named in Schedule 1 (the “Selling Unitholders”) attached to this underwriting agreement (this “Agreement”) propose to sell to the underwriters named in Schedule 2 (the “Underwriters”) attached to this Agreement an aggregate of 2,750,000 common units (the “Firm Units”), representing limited partner interests in the Partnership (“Common Units”). In addition, the Selling Unitholders propose to grant to the Underwriters an option to purchase in the aggregate up to an additional 412,500 Common Units on the terms set forth in Section 3 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”

This is to confirm the agreement among the Partnership and Alliance GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner,” and together with the Partnership, the “Alliance Parties”), the Selling Unitholders and the Underwriters concerning the purchase of the Units from the Selling Unitholders by the Underwriters.

Alliance Resource Management GP, LLC, a Delaware limited liability company (“ARLP MGP”), is a direct and indirect wholly owned subsidiary of the Partnership and is the managing general partner of Alliance Resource Partners, L.P., a publicly traded Delaware limited partnership (“ARLP”). Alliance Resource GP, LLC, a Delaware limited liability company (“ARLP SGP”), owns 20,641,168 Common Units and is the special general partner of ARLP. ARLP’s direct or indirect subsidiaries listed in Schedule 3 (collectively, the “Alliance Subsidiaries”), together with the General Partner, the Partnership, ARLP MGP, ARLP SGP, ARLP, and ARM GP Holdings, Inc. (“ARM GP”), a wholly owned subsidiary of the Partnership and the owner of a 0.001% membership interest in ARLP MGP, are collectively referred to as the “Alliance Entities.”

1. Representations, Warranties and Agreements of the Alliance Parties. The Alliance Parties jointly and severally represent, warrant and agree that:

(a) Registration; Definitions; No Stop Order. A registration statement (No. 333-173123) on Form S-3 relating to the Units (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to you as the representatives of the Underwriters (the “Representatives”). As used in this Agreement:

(i) “Applicable Time” means 8:40 a.m., New York City time, on March 29, 2011;

(ii) “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Units;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 4 and each Issuer Free Writing Prospectus identified on Schedule 5 other than a “road show” that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;

(vi) “Prospectus” means the final prospectus relating to the Units, including any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii) “Registration Statement” means the registration statement on Form S-3 (No. 333-173123), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement and any information deemed to be part of the registration statement at such Effective Date pursuant to Rule 430B of the Rules and Regulations.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units, any report of the Partnership filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act during such period that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Alliance Parties, threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.

(b) Well-Known Seasoned Issuer. The Partnership has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405 of the Rules and Regulations) eligible to use Form S-3 for the offering of the Units, including not having been an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 of the Rules and Regulations) and was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 5).

(c) Registration Statement and Prospectus Conform to the Requirements of the Securities Act. The Registration Statement conformed in all material respects on the latest Effective Date and will conform in all material respects on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, and the Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.

(d) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(e) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(f) No Material Misstatements or Omissions in Documents Incorporated by Reference. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

(h) No Material Misstatements or Omissions in Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f). Each Issuer Free Writing Prospectus did not conflict with the information then contained in the Registration Statement.

(i) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery requirements, any filing requirements and record keeping requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Partnership has taken all actions necessary so that any “road show” (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Units will not be required to be filed pursuant to the Rules and Regulations.

(j) Formation and Qualification. Each of the Alliance Entities has been duly formed and is validly existing and is in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign limited partnership, foreign limited liability company or corporation, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not (i) in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, properties, business or prospects of the Partnership and its subsidiaries taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability; each of the Alliance Entities has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

(k) Power and Authority to Act as a General Partner. The General Partner has, and as of each Delivery Date will have, full limited liability company power and authority to act as general partner of the Partnership in all material respects as described in the Registration Statement and Prospectus. Each of ARLP MGP and ARLP SGP has, and as of each Delivery Date will have, full limited liability company power and authority to act as a general partner of ARLP in all material respects as described in the Registration Statement and Prospectus.

(l) Ownership of the General Partner. C-Holdings, LLC, a Delaware limited liability company (“C-Holdings”), owns 100% of the issued and outstanding membership interests in and is the sole member of the General Partner; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of C-Holdings (as amended, the “GP LLC Agreement”) and are fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and C-Holdings owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”) (other than (i) those created by or arising under the Delaware LLC Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the GP LLC Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(m) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership and has a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the limited partnership agreement of the Partnership (as amended, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens (other than (i) those created by or arising under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Partnership Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(n) Capitalization. As of the date hereof, the issued and outstanding Common Units consist of 59,863,000 Common Units. All outstanding Common Units and the limited partner interests (including the Units) represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(o) Ownership of ARLP MGP. The Partnership owns 100% of the issued and outstanding capital stock of ARM GP; such capital stock has been duly authorized and validly issued in accordance with the certificate of incorporation of ARM GP and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, charges or claims. The Partnership and ARM GP are the only members of ARLP MGP with 99.999% and 0.001% of the issued and outstanding membership interests in ARLP MGP, respectively; such membership interests have been duly authorized and validly issued in accordance with the operating agreement of ARLP MGP (as amended, the “ARLP MGP LLC Agreement”), and are fully paid (to the extent required under the ARLP MGP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership and ARM GP own such membership interests free and clear of all Liens (other than (i) those created by or arising under the Delaware LLC Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the ARLP MGP LLC Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(p) Ownership of the General Partner Interests in ARLP. ARLP MGP and ARLP SGP are the only general partners of ARLP with 0.99% and 0.01% general partner interests, respectively, in ARLP; such general partner interests have been duly authorized and validly issued in accordance with the agreement of limited partnership of ARLP (as amended, the “ARLP Partnership Agreement”); and ARLP MGP and ARLP SGP own such general partner interests free and clear of all Liens (other than (i) those created by or arising under the Delaware LP Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the ARLP Partnership Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(q) Ownership of ARLP Common Units and Incentive Distribution Rights. The Partnership owns 15,544,169 common units representing limited partner interests in ARLP, and ARLP MGP owns all of the incentive distribution rights in ARLP; such common units and incentive distribution rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the ARLP Partnership Agreement and are fully paid (to the extent required under the ARLP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Partnership and ARLP MGP own such interests free and clear of all Liens (other than (i) those created by or arising under the Delaware LP Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the ARLP Partnership Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(r) Ownership of the General Partner Interests in the Intermediate Partnership. ARLP MGP and ARLP SGP are the only general partners of Alliance Resource Operating Partners, L.P., a Delaware partnership (the “Intermediate Partnership”), with 1.0001% and 0.01% general partner interests, respectively, in the Intermediate Partnership; such general partner interests have been duly authorized and validly issued in accordance with the agreement of limited partnership of the Intermediate Partnership (as amended, the “Intermediate Partnership Agreement”); and ARLP MGP and ARLP SGP own such general partner interests free and clear of all Liens (other than (i) those created by or arising under the Delaware LP Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Intermediate Partnership Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(s) Ownership of the Limited Partner Interests in the Intermediate Partnership. ARLP is the sole limited partner of the Intermediate Partnership with a 98.9899% limited partner interest; such limited partner interest has been duly authorized and validly issued in accordance with the Intermediate Partnership Agreement and is fully paid (to the extent required under the Intermediate Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and ARLP owns such limited partner interest free and clear of all Liens (other than (i) those created by or arising under the Delaware LP Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Intermediate Partnership Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(t) Ownership of the Managing Membership Interest in the Operating Company. ARLP MGP is the sole manager of Alliance Coal, LLC, a Delaware limited liability company (the “Operating Company”) with a 0.001% managing membership interest in the Operating Company; such managing membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (as amended, the “Operating Company LLC Agreement”) and is fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and ARLP MGP owns such managing membership interest free and clear of all Liens (other than (i) those created by or arising under the Delaware LLC Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Operating Company LLC Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(u) Ownership of the Non-Managing Membership Interest in the Operating Company. The Intermediate Partnership owns a 99.999% non-managing membership interest in the Operating Company; such non-managing membership interest has been duly authorized and validly issued in accordance with the Operating Company LLC Agreement and is fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Intermediate Partnership owns such non-managing membership interest free and clear of all Liens (other than (i) those created by or arising under the Delaware LLC Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Operating Company LLC Agreement, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(v) Ownership of the Alliance Subsidiaries. The Operating Company owns, directly or indirectly, 100% of the outstanding capital stock or membership interests, as the case may be, in each of the Alliance Subsidiaries other than itself and other than the Intermediate Partnership, Alliance Resource Properties, LLC and ARP Sebree, LLC; such stock or membership interests have been duly authorized and validly issued in accordance with the applicable certificate of incorporation and bylaws or certificate of formation and limited liability company agreement of each of such Alliance Subsidiaries (such documents and agreements, including those of Alliance Resource Properties, LLC and ARP Sebree, LLC, are collectively referred to herein as the “Subsidiary Organizational Agreements”), and are fully paid (to the extent required under the applicable Subsidiary Organizational Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Company owns such stock or membership interests free and clear of all Liens (other than (i) those created by or arising under the Delaware LLC Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the applicable Subsidiary Organizational Agreements, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions). The Intermediate Partnership, directly or indirectly, owns 100% of the outstanding membership interests in each of Alliance Resource Properties, LLC and ARP Sebree, LLC; such membership interests have been duly authorized and validly issued in accordance with the applicable limited liability company agreement of Alliance Resource Properties, LLC and ARP Sebree, LLC and are fully paid (to the extent required under the applicable limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Intermediate Partnership (in the case of Alliance Resource Properties, LLC) and Alliance Resource Properties (in the case of ARP Sebree, LLC), owns such membership interests free and clear of all Liens (other than (i) those created by or arising under the Delaware LLC Act, (ii) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the applicable Subsidiary Organizational Agreements, and (iii) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions).

(w) No Other Subsidiaries. Other than the Partnership, ARM GP, ARLP MGP, ARLP and the Alliance Subsidiaries, the General Partner does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than the ARM GP, ARLP MGP, ARLP and the Alliance Subsidiaries, the Partnership does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(x) No Preemptive Rights, Registration Rights or Options. Except as identified in the Pricing Disclosure Package, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any equity securities of, any of the Alliance Parties or ARLP MGP or (ii) outstanding options or warrants to purchase any securities of either of the Alliance Parties or ARLP MGP. Except for such rights that have been waived or as described in the most recent Preliminary Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Alliance Parties or ARLP MGP.

(y) Authority and Authorization. Each of the Alliance Parties has all requisite partnership or limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. At each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by either of the Alliance Parties or any of their respective members or partners for the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(z) Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Alliance Parties.

(aa) Authorization, Execution, Delivery and Enforceability of Certain Agreements. As of each Delivery Date:

(i) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and

(ii) the GP LLC Agreement has been duly authorized, executed and delivered by C-Holdings and is a valid and legally binding agreement of C-Holdings, enforceable against C-Holdings in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(aa), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(bb) Authorization, Execution and Enforceability of Certain ARLP Agreements. As of each Delivery Date:

(i) the ARLP MGP LLC Agreement has been duly authorized, executed and delivered by the Partnership and ARM GP as the only members of ARLP MGP, and is a valid and legally binding agreement of each of them, enforceable against them in accordance with its terms;

(ii) the ARLP Partnership Agreement has been duly authorized, executed and delivered by ARLP MGP and is a valid and legally binding agreement of ARLP MGP, enforceable against ARLP MGP in accordance with its terms;

(iii) the Intermediate Partnership Agreement has been duly authorized, executed and delivered by ARLP as the limited partner and by ARLP SGP and ARLP MGP as the general partners, and is a valid and legally binding agreement of each of them, enforceable against them in accordance with its terms;

(iv) the Operating Company LLC Agreement has been duly authorized, executed and delivered by each of the Intermediate Partnership and ARLP MGP and is a valid and legally binding agreement of each of them, enforceable against each of them in accordance with its terms;

provided that, with respect to each agreement described in this Section 1(bb), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(cc) No Conflicts. None of the (i) offering or sale of the Units by the Selling Unitholders, (ii) the execution, delivery and performance of this Agreement by the Alliance Parties or (iii) the consummation of any other transactions contemplated by this Agreement or the fulfillment of the terms hereof, conflict with or will conflict with, result in a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or imposition of any lien, charge or encumbrance upon any property or assets of any of the Alliance Entities pursuant to, (i) the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, the charter or bylaws, or any other organizational documents of any of the Alliance Entities (the “Organizational Documents”), (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Alliance Entities is a party or by which any of them are bound or to which any of their respective properties is subject or (iii) any statute, law, rule or regulation, or any judgment, order or decrees of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Alliance Entities or any of their properties or assets, except, in the case of clauses (ii) and (iii), for such conflicts, breaches, violations, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of either of the Alliance Parties or any of the Selling Unitholders to perform their obligations under this Agreement.

(dd) No Defaults. None of the Alliance Entities is in (i) violation of its agreement of limited partnership, limited liability company agreement, certificate of incorporation or bylaws or other organizational documents, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (ii) breach, default (or an event which, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, have a Material Adverse Effect or materially impair the ability of either of the Alliance Parties or any of the Selling Unitholders to perform their obligations under this Agreement.

(ee) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body is required in connection with the execution and delivery of, or the consummation by the Alliance Parties of the transactions contemplated by, this Agreement except for (i) such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, (ii) such consents that have been, or prior to the Initial Delivery Date will be, obtained, and (iii) such consents that, if not obtained, would not have a Material Adverse Effect and would not materially impair the ability of either of the Alliance Parties or any of the Selling Unitholders to perform their obligations under this Agreement.

(ff) Conformity of Units to Description in the most recent Preliminary Prospectus and Prospectus. The Units conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and Prospectus.

(gg) No Material Adverse Change. None of the Alliance Entities has sustained, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization or long-term debt of any of the Alliance Entities or any material adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of any of the Alliance Entities taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Since the date of the latest audited financial statements included in the Prospectus, none of the Alliance Entities has incurred any liability or obligation, direct, indirect or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Alliance Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

(hh) Conduct of Business. Since the date as of which information is given in the most recent Preliminary Prospectus, none of the Alliance Entities has (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared, paid or made any dividend or distribution on any class of security.

(ii) Financial Statements. The historical financial statements (including the related notes and supporting schedules) included in the most recent Preliminary Prospectus (or any amendment or supplement thereto) comply as to form in all material respects with the applicable requirements under the Securities Act and the Exchange Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The historical financial information contained in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption “Selected Financial Data” is derived from the accounting records of the Partnership and its consolidated subsidiaries taken as a whole and fairly presents the information purported to be shown thereby. All disclosures contained in the Registration Statement, the Time of Sale Information and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Item 10 of Regulation S-K under the Securities Act, as applicable.

(jj) Statistical and Market-Related Data. The statistical and market-related data included in the most recent Preliminary Prospectus and the Prospectus are based on or derived from sources that the Alliance Parties believe to be reliable and accurate in all material respects.

(kk) Independent Public Accountants. Deloitte & Touche LLP, who has certified the audited financial statements included in the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which it reported contained in the most recent Preliminary Prospectus.

(ll) Title to Properties. Each of the Alliance Entities has good and indefeasible title to all real property and good title to all personal property described in the most recent Preliminary Prospectus as being owned by them, except (i) as described in the most recent Preliminary Prospectus and (ii) as would not have, individually or in the aggregate, a Material Adverse Effect; and all real property and buildings held under lease or license by the Alliance Entities are held by them under valid and subsisting and enforceable leases or licenses with such exceptions as do not materially interfere with the use of such properties taken as a whole. For purposes of this Underwriting Agreement, the phrase “good and indefeasible title” to all real property shall mean, with respect to any real property interest, and subject to the terms, conditions, and provisions contained in the realty deeds and leases creating such real property interest, that the ownership, rights, possession and title in the jurisdiction and locale where the real property interest is located, is in each case legally sufficient in all material respects to mine, remove, process and transport coal by the mining methods currently utilized or contemplated by the Alliance Entities applicable to the mining complex where the real property interest is located, and is free and clear of all liens, claims, security interests or other encumbrances excepting (in each case) permitted encumbrances, such title defects, and imperfections, limitations, correlative rights, or appurtenant rights or obligations contained in, arising from or created by the instrument under which any of the Alliance Entities hold title to such real property interest or contained in its chain of title thereto, which do not materially and adversely effect current or intended use or operation of the subject real property interest or which are capable of being routinely addressed, cured, avoided or assumed in the ordinary course of business and land management of the Alliance Entities.

(mm) Rights-of Way. Each of the Alliance Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the most recent Preliminary Prospectus, subject to such qualifications as may be set forth in the most recent Preliminary Prospectus and except for such rights-of-way which, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Alliance Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect; and, except as described in the most recent Preliminary Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Alliance Entities considered as a whole.

(nn) Insurance. The Alliance Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Alliance Entities has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

(oo) Investment Company. None of the Alliance Entities is, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Units, none of them will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(pp) Litigation. Except as described in the most recent Preliminary Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Alliance Parties, threatened, to which any of the Alliance Entities is or may be a party or to which the business or property of any of the Alliance Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Alliance Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) singly or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and sale of the Units, or (C) in any manner draw into question the validity of this Agreement.

(qq) Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement or the most recent Preliminary Prospectus or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required. Statements made in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(rr) Certain Relationships and Related Transactions. Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among any of the Alliance Entities, on the one hand, and the directors, officers, unitholders, customers or suppliers of any of the Alliance Entities, on the other hand, that is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described.

(ss) No Labor Dispute. No labor disturbance by the employees of any of the Alliance Entities exists or, to the knowledge of the Alliance Parties, is imminent that could reasonably be expected to have a Material Adverse Effect.

(tt) ERISA. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which any of the Alliance Entities or any member of the “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any of the Alliance Entities would have any liability (each a “Plan”) has been maintained in material compliance with its terms and with the material requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, and (c) none of the Alliance Entities or any member of the Controlled Group of any of the Alliance Entities has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified in form and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

(uu) Tax Returns. Each of the Alliance Entities has filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions (which returns are complete and correct in all material respects), and have paid all taxes due thereon, and no tax deficiency has been determined adversely to any of the Alliance Entities, nor do any of the Alliance Entities have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(vv) Books and Records; Accounting Controls. Each of the Alliance Entities (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ww) Disclosure Controls and Procedures. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that (i) are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or will file or submits under the Securities Exchange Act of 1934, as amended, as applicable, is accumulated and communicated to management of the General Partner, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made, (ii) have been evaluated for effectiveness and presented in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 and (iii) are effective in all material respects to perform the functions for which they were established.

(xx) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by Deloitte & Touche LLP and the audit committee of the board of directors of the General Partner, (i) none of the Alliance Entities has been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of any such entities to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of any such entity, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(yy) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of any of the Alliance Entities or any of their respective directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(zz) Permits. Each of the Alliance Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own its properties and to conduct its business in the manner described in the most recent Preliminary Prospectus, subject to such qualifications as may be set forth in the most recent Preliminary Prospectus and except for such permits which, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Alliance Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not have a Material Adverse Effect; and, except as described in the most recent Preliminary Prospectus, none of such permits contains any restriction that would reasonably be expected to have a Material Adverse Effect, or would materially impair the ability of any of the Alliance Entities to perform their obligations under the Agreement.

(aaa) Environmental Compliance. Each of the Alliance Entities (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) has received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) is in compliance with all terms and conditions of any such permits and (iv) does not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(bbb) No Distribution of Other Offering Materials. None of the Alliance Entities has distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h) or 6(a)(v).

(ccc) Market Stabilization. The Partnership has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership or ARLP to facilitate the sale or resale of the Units.

(ddd) Inclusion in the NASDAQ National Market. The Units have been approved for quotation on The NASDAQ Global Select Market.

(eee) No Restrictions on Distributions. None of ARM GP, ARLP MGP, ARLP, or the Alliance Subsidiaries, is currently prohibited, directly or indirectly, from paying any dividends or other distributions, as applicable, to the Partnership, from repaying to the Partnership any loans or advances to such entity from the Partnership or from transferring any of such entity’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in or contemplated by the most recent Preliminary Prospectus or the organizational documents of such entity.

(fff) Money Laundering. The operations of the Alliance Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes of jurisdictions where the Alliance Entities conduct business and rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Alliance Entities with respect to the Money Laundering Laws is pending or, to the best knowledge of the Partnership, threatened.

(ggg) FCPA. None of the Alliance Entities, or any director or officer, or to the knowledge of the Alliance Parties, any agent, employee or affiliate of any of the Alliance Entities, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Alliance Entities have conducted their businesses in compliance with applicable anti-corruption laws to which they may be subject; and the Alliance Entities and, to the knowledge of the Alliance Parties, their affiliates have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(hhh) OFAC. None of the Alliance Entities, or any director or officer, or to the knowledge of the Alliance Parties, any agent, employee or affiliate of any of the Alliance Entities, is the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

Any certificate signed by any officer of the Alliance Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by such entity, as to matters covered thereby, to each Underwriter.

2. Representations, Warranties and Agreements of the Selling Unitholders. Each of the Selling Unitholders, severally and not jointly, represent, warrant and agree, as to itself only, as follows:

(a) No Use of Free Writing Prospectus. Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405) relating to the Units.

(b) Title to Units. The Selling Unitholder has, and immediately prior to the applicable Delivery Date the Selling Unitholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Units to be sold by the Selling Unitholder hereunder on the applicable Delivery Date, free and clear of all liens, encumbrances, security interests, charges or claims, except for any liens, encumbrances or claims arising under the Custody Agreement (as defined below).

(c) Underwriters’ Interest in the Units. The Units to be sold by the Selling Unitholder hereunder, which are represented by certificates held in custody for the Selling Unitholder, are subject to the interest of the Underwriters and the other Selling Unitholders and the arrangements made by the Selling Unitholder for such custody are to that extent irrevocable, and the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law, by the death or incapacity of any individual Selling Unitholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other similar event.

(d) Underwriters Are a Protected Purchasers. Upon payment for the Units to be sold by the Selling Unitholder, delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Units), (i) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Units may be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, the Selling Unitholder may assume that when such payment, delivery and crediting occur, (A) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with the Partnership Agreement and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e) Custody Agreement. The Selling Unitholder has placed in custody under a custody agreement (the “Custody Agreement”) with American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) representing the Units to be sold by the Selling Unitholder hereunder.

(f) Power of Attorney. The Selling Unitholder has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney” and, together with all other similar agreements executed by the other Selling Unitholders, the “Powers of Attorney”) appointing Mr. Joseph W. Craft III as attorney-in-fact, with full power of substitution, and with full authority to, among other things, execute and deliver this Agreement and to take such other action as may be necessary, proper, advisable or desirable to carry out the provisions hereof on behalf of the Selling Unitholder.

(g) Formation of the Selling Unitholder. In the case of a Selling Unitholder that is not a natural person, the Selling Unitholder has been duly formed and is validly existing in good standing as a limited liability company or a trust, as applicable, under the laws of its jurisdiction of organization with full power and authority to own or lease its properties and to conduct its business in all material respects.

(h) Authority and Authorization. The Selling Unitholder has all requisite right, power and authority to execute and deliver this Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement (as defined in Section 6(a)(viii)) and to perform its obligations hereunder and thereunder; and the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have been duly and validly authorized, executed and delivered by or on behalf of the Selling Unitholder and constitute valid and legally binding obligations of the Selling Unitholder enforceable against the Selling Unitholder in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(i) No Conflicts. None of the execution, delivery and performance of this Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement by the Selling Unitholder or the consummation of the transactions contemplated hereby and thereby (i) in the case of a Selling Unitholder that is not a natural person, constitutes or will constitute a violation of the provisions of the certificate of formation or limited liability company agreement or trust agreement (or similar organizational documents), if applicable, of the Selling Unitholder, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which the Selling Unitholder or any of its properties may be bound or (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Selling Unitholder or any of its properties in a proceeding to which the Selling Unitholder or its property is or was a party, which conflicts, breaches, violations or defaults, in the case of clauses (ii) or (iii), would, individually or in the aggregate, have a material adverse effect on the Selling Unitholder or would materially impair the ability of the Selling Unitholder to perform its obligations under this Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement.

(j) No Consents. No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Unitholder or the property or assets of the Selling Unitholder is required in connection with the offering and sale of the Units, the execution, delivery and performance of this Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement by the Selling Unitholder and the consummation by the Selling Unitholder of the transactions contemplated hereby and thereby, except for (i) such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, (ii) such consents that have been, on or prior to the Initial Delivery Date will be, obtained and (iii) as disclosed in the most recent Preliminary Prospectus.

(k) Selling Unitholder Information. All information relating to the Selling Unitholder furnished in writing by the Selling Unitholder to the Partnership expressly for use in the Registration Statement and Prospectus is, and on each Delivery Date will be, true, correct and complete in all material respects, and does not, and on each Delivery Date will not, contain an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make such information not misleading.

(l) Basis of Sale of Common Units. The Selling Unitholder is not prompted to sell its Units by any information concerning any of the Alliance Entities that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(m) Market Stabilization. The Selling Unitholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

Any certificate signed by any officer of the Selling Unitholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to each Underwriter.

3. Purchase of the Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each of the Selling Unitholders agrees, severally and not jointly, to sell the number of Firm Units set forth opposite that Selling Unitholder’s name in Schedule 1 hereto to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 2 hereto.

In addition, each Selling Unitholder, severally and not jointly, grants to the Underwriters an option to purchase up to an aggregate of 412,500 Option Units. Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 5 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Common Units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 2 hereto opposite the name of such Underwriter (as such number may be increased pursuant to Section 11) bears to the total number of Firm Units, and each Selling Unitholder agrees, severally and not jointly, to sell the number of Option Units set forth on Schedule 1 hereto opposite the name of such Selling Unitholder, provided, that if the Underwriters exercise such option and such option provides for the purchase of less than 412,500 Option Units, the actual number of Option Units to be sold by any Selling Unitholder shall be determined in accordance with the provisions of the Transfer Restrictions Agreement dated June 13, 2006 among AHGP, the General Partner, C-Holdings, Joseph W. Craft III and the other parties thereto, as amended. The respective purchase obligations of the Underwriters with respect to the Option Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.

The price of the Units purchased by the Underwriters shall be $52.18 per Unit, provided that the purchase price per Option Unit shall be reduced by an amount per Option Unit equal to any dividends or distributions declared by the Partnership and payable on the Firm Units but not payable on the Option Units. A Selling Unitholder shall not be obligated to deliver any of the Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased from such Selling Unitholder on such Delivery Date as provided herein.

4. Offering of Units by the Underwriters. The Underwriters propose to offer the Units for sale upon the terms and conditions to be set forth in the Prospectus.

5. Delivery of and Payment for the Units. Delivery of and payment for the Units shall be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002, at 9:00 a.m., local time, on April 1, 2011, or at such other date or place as shall be determined by agreement between the Representatives and the Partnership. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Firm Units to or upon the order of the Selling Unitholders by wire transfer in immediately available funds to the account or accounts specified by the Selling Unitholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Unitholders shall deliver the Firm Units through the facilities of DTC unless the Representatives shall otherwise instruct.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Unitholders and the Partnership by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised (unless such date is postponed pursuant to Section 11). Each date and time that any Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are each sometimes referred to as a “Delivery Date.”

Delivery of the Option Units by the Selling Unitholders and payment for the Option Units by the several Underwriters through the Representatives shall be made at 9:00 a.m., local time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Partnership. On the Option Units Delivery Date, each Selling Unitholder shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase prices of the Option Units to or upon the order of the Selling Unitholders by wire transfer in immediately available funds to the account or accounts specified by the Selling Unitholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Unitholders shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.

6. Further Agreements of the Alliance Parties and the Underwriters.

(a) Each of the Alliance Parties, jointly and severally, covenants and agrees with the Underwriters:

(i) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Representatives (such approval not to be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations within the time period described by the rule; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as provided herein; (iii) to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement has been filed or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; (iv) to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of a Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units.

(iii) Copies of Documents to the Underwriters. To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; (iii) each Issuer Free Writing Prospectus; and (iv) conformed electronic copies of such opinions, certificates, letters and other documents as it shall reasonably request; and, if the delivery of a prospectus is required at any time after the latest Effective Date in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and, subject to Section 6(a)(iv) hereof, file with the Commission an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

(iv) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Partnership promptly after having been given notice of the proposed filing; provided, that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the Alliance Parties, required by law to be made prior to the time the Partnership could, using its best efforts, furnish such copy to the Underwriters and obtain such consent.

(v) Issuer Free Writing Prospectus. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; to comply with all applicable requirements of Rule 433 of the Rules and Regulations with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(vi) Reports to Security Holders. As soon as practicable after the date hereof, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).

(vii) Blue Sky Qualifications. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in no event shall the Partnership or the General Partner be obligated in connection therewith to qualify as a foreign limited partnership or as a foreign limited liability company, to file a general consent to service of process in any jurisdiction, or to subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(viii) Lock-up Period; Lock-up Letters. For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any other Common Units or securities convertible into or exchangeable for Common Units (other than the Units and Common Units issued pursuant to employee benefit plans, option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than grants pursuant to plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any Registration Statement on Form S-8 relating to a plan existing on the date hereof and other than the filing of a registration statement, on or after the 30th day after the date of the Prospectus, registering for resale not more than 523,122 Common Units owned by Alliance Management Holdings III, LLC (“AMH III”) and any amendments thereto) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc.; and to cause ARLP SGP, AMH III and the executive officers and directors of the General Partner to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit D hereto (the “Lock-Up Agreements”).

(ix) Correspondence. The Partnership will promptly provide the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Units under the Securities Act.

(x) Market Stabilization. The Alliance Parties will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(b) Use of “Issuer Information” in “Free Writing Prospectus.” Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior written consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”).

7. Further Agreements of the Selling Unitholders. Each Selling Unitholder, severally and not jointly, agrees, as to itself only, as follows:

(a) No Use of Free Writing Prospectus. Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405) relating to the Units.

(b) Market Stabilization. The Selling Unitholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(c) Lock-Up Agreements. The Selling Unitholder will deliver to the Representatives prior to the Initial Delivery Date a Lock-Up Agreement.

(d) Document Delivery. The Selling Unitholder will deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9 or other applicable form.

8. Expenses. The Alliance Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, that the Alliance Parties will pay or cause to be paid all costs, expenses, fees and taxes incident to and in connection with (a) the sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the production and distribution of this Agreement, the Custody Agreements, the Powers of Attorney, the Lock-Up Agreements, any supplemental agreement among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the Financial Industry Regulatory Authority (“FINRA”) of the terms of sale of the Units; (f) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 6(a)(vii) and the preparation, printing, and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) the fees and expenses of the Custodian and any other attorney-in-fact; and (h) all other costs and expenses incident to the performance of the obligations of the Partnership and the Selling Unitholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units that they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

9. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the applicable Delivery Date, of the representations and warranties of the Alliance Parties and the Selling Unitholders contained herein, to the performance by the Alliance Parties and the Selling Unitholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i); the Alliance Parties shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and the Prospectus shall comply with any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise.

(b) No Underwriter shall have discovered and disclosed to any of the Alliance Parties on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Lock-Up Agreements, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership and Selling Unitholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel for the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A.

(e) Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel for the Selling Unitholders, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

(f) R. Eberley Davis, Senior Vice President, General Counsel and Secretary of the General Partner, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit C.

(g) The Underwriters shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the time of execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP one or more letters, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) With respect to the letter(s) of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letters”), the Partnership shall have furnished to the Representatives one or more letters (the “bring-down letters”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(j) The Partnership shall have furnished to the Representatives a certificate, dated such Delivery Date, signed on behalf of the Partnership by (i) the Chief Executive Officer of the General Partner and (ii) the Chief Financial Officer of the General Partner, stating that:

(i) the representations, warranties and agreements of the Alliance Parties in Section 1 are true and correct on and as of such Delivery Date, and the Alliance Parties have complied with all agreements contained herein and satisfied all the conditions to be performed or satisfied by the Alliance Parties hereunder at or prior to such Delivery Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings or examination for that purpose have been instituted or, to their knowledge, threatened; and

(iii) they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion (A) (1) the Registration Statement, as of the latest Effective Date, (2) the Prospectus, as of its date and on such Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein (in the case of the Registration Statement) or necessary to make the statements therein (except in the case of the Prospectus and the Pricing Disclosure Package, in the light of the circumstances under which they were made) not misleading, and (B) since the latest Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(k) Each Selling Unitholder shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Unitholder stating that the representations, warranties and agreements of such Selling Unitholder contained herein are true and correct on and as of such Delivery Date and that such Selling Unitholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(l) Except as described in the most recent Preliminary Prospectus, (i) none of the Alliance Entities shall have sustained since the date of the latest audited financial statements included in the most recent Preliminary Prospectus any loss or interference with its business from fire, flood, explosion or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been a change in the partners’ capital, members’ interest, or long-term debt of any of the Alliance Entities or change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, properties, management, business or prospects of the Alliance Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NASDAQ Global Select Market, the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) any securities of the Partnership that are traded on any exchange shall have been suspended or materially limited or the settlement of such trading shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions in the United States, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Delivery Date, prevent the sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Delivery Date which would prevent the sale of the Units.

(o) The Lock-Up Agreements between the Underwriters, on the one hand, and each Selling Unitholder and person or entity set forth on Schedule 6, on the other hand, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and to counsel for the Underwriters.

10. Indemnification and Contribution.

(a) Each of the Alliance Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any affiliates (as defined in Rule 405 of the Rules and Regulations) of any Underwriter who have, or who are alleged to have, participated in the distribution of the Offered Units as underwriters, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Underwriter, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter or (ii) (A) the omission or alleged omission to state in any the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Alliance Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with (A) written information concerning the Underwriters furnished to the Alliance Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f) or (B) written information concerning any Selling Unitholder furnished to the Partnership by such Selling Unitholder specifically for inclusion therein, which information consists solely of the information appearing in the Prospectus under the caption “Selling Unitholders.” The foregoing indemnity agreement is in addition to any liability that the Alliance Parties may otherwise have to any Underwriter or to any director, officer, employee, agent or controlling person of that Underwriter.

(b) Each Selling Unitholder, severally in proportion to the number of Units to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any affiliates (as defined in Rule 405 of the Rules and Regulations) of any Underwriter who have, or who are alleged to have, participated in the distribution of the Offered Units as underwriters, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Underwriter, its directors, officers, employees, agents or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Permitted Issuer Information or any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), prepared by or on behalf of such Selling Unitholder or used or referred to by such Selling Unitholder in connection with the offering of the Units in violation of Section 7(a) (“Selling Unitholder Free Writing Prospectus”) or (C) any Issuer Free Writing Prospectus or in any amendment or supplement thereto (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or such Selling Unitholder Free Writing Prospectus, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any breach of any representation or warranty of the Selling Unitholder in this Agreement or any certificate or other agreement delivered hereto or contemplated hereby, and shall reimburse each Underwriter and each such director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such Selling Unitholder shall be liable in any such case of clause (i) and (ii) only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement or in any Permitted Issuer Information in reliance upon and in conformity with written information concerning such Selling Unitholder furnished to the Partnership by such Selling Unitholder specifically for inclusion therein, which information is limited to the information set forth in the Prospectus under the caption “Selling Unitholders,” or arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in such Selling Unitholder Free Writing Prospectus. The liability of each of the Selling Unitholders under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total net proceeds from the offering of the Units purchased under the Agreement received by such Selling Unitholder. The foregoing indemnity agreement is in addition to any liability that any Selling Unitholders may otherwise have to any Underwriter or any officer, employee, agent or controlling person of any Underwriter.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Alliance Parties and the Selling Unitholders, their respective directors, managers, officers, employees and agents, and each person, if any, who controls any of the Alliance Parties or the Selling Unitholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Alliance Parties, the Selling Unitholders or any such director, manager, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership by or on behalf of such Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Alliance Parties, the Selling Unitholders or any such director, manager, officer, employee, agent or controlling person.

(d) Promptly after receipt by an indemnified party under Section 10(a), 10(b) or 10(c) of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 10(a), 10(b) or 10(c), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 10(a), 10(b) or 10(c) except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 10(a), 10(b) or 10(c). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under Section 10(a), 10(b) or 10(c) for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under Section 10(a), 10(b) or 10(c) if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees, agents or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Selling Unitholders, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Alliance Parties and the Selling Unitholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Selling Unitholders, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Alliance Parties, the Selling Unitholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Alliance Parties, the Selling Unitholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

(f) The Underwriters severally confirm and the Alliance Parties and the Selling Unitholders acknowledge that the statements regarding the delivery of the Units by the Underwriters set forth on the cover page of the Prospectus and the concession figure in the fourth paragraph and the statements in the eleventh and twelfth paragraphs dealing with stabilization or related activities appearing under the caption “Underwriting” in the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, Registration Statement, the Prospectus any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

11. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 2 hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 2 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Units Delivery Date, the obligation of the Underwriters to purchase, and of the Selling Unitholders to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or either of the Alliance Parties or the Selling Unitholders, except that the Alliance Parties and the Selling Unitholders will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Alliance Parties and the Selling Unitholders, including expenses paid pursuant to Sections 8 and 13, for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

12. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Partnership prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 9(l) or 9(m) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

13. Reimbursement of Underwriters’ Expenses. If any Selling Unitholder shall fail to tender the Units for delivery to the Underwriters by reason of (i) any failure, refusal or inability on the part of such Selling Unitholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by such Selling Unitholder is not fulfilled for any reason, the Selling Unitholders will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Selling Unitholders shall pay the full amount thereof to the Underwriters or (ii) any failure, refusal or inability on the part of any of the Alliance Parties to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Alliance Parties is not fulfilled for any reason, the Alliance Parties will, jointly and severally, reimburse the Underwriters and the Selling Unitholders for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters and the Selling Unitholders in connection with this Agreement and the proposed purchase of the Units, and upon demand the Alliance Parties shall pay the full amount thereof to the Underwriters and the Selling Unitholders, as appropriate. If this Agreement is terminated by reason of the default of the Underwriters or pursuant to Section 9(m)(i), (iii), (iv) or (v) neither the Alliance Parties nor the Selling Unitholders shall be obligated to reimburse the Underwriters on account of its expenses.

14. Research Analyst Independence. The Alliance Parties and the Selling Unitholders acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Alliance Parties and the Selling Unitholders hereby waive and release, to the fullest extent permitted by law, any claims that the Alliance Parties or the Selling Unitholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Alliance Parties or the Selling Unitholders by such Underwriters’ investment banking divisions. The Alliance Parties and the Selling Unitholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15. No Fiduciary Duty. The Alliance Parties and the Selling Unitholders acknowledge and agree that in connection with this offering and sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Alliance Parties, the Selling Unitholders and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as a advisors, experts or otherwise, to either the Alliance Parties or the Selling Unitholders, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Alliance Parties and the Selling Unitholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Alliance Parties or the Selling Unitholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Alliance Parties and the Selling Unitholders. The Alliance Parties and the Selling Unitholders hereby waive any claims that any such entity may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

16. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any of the Alliance Parties or the Selling Unitholders, shall be delivered or sent by mail, telex or facsimile transmission to such Alliance Entity or Selling Unitholder c/o Alliance GP, LLC, 1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119, Attention: Mr. R. Eberley Davis, Senior Vice President, General Counsel and Secretary (Fax: (918) 295-7361) and

(b) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019; Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration Department (Fax: (866) 471-2526); and J.P. Morgan Securities LLC, 383 Madison Avenue, Attention Equity Syndicate Desk 28th floor, New York, NY 10179 (Fax: 212-622-8358).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Alliance Parties and the Selling Unitholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc. on behalf of the Representatives, and the Alliance Parties and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Unitholders by the Custodian. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Alliance Parties, the Selling Unitholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Alliance Parties and the Selling Unitholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Underwriters and each person or persons, if any, who control any Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any affiliates (as defined in Rule 405 of the Rules and Regulations) of any Underwriter who have, or who are alleged to have, participated in the distribution of the Offered Units as underwriters and (B) the representations, warranties, indemnities and agreements of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the respective directors, managers and officers of the Alliance Parties and the Selling Unitholders, officers of the General Partner who have signed the Registration Statement and any person controlling any of the Alliance Parties or the Selling Unitholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18. Survival. The respective indemnities, representations, warranties and agreements of the Alliance Parties, the Selling Unitholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

19. Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Alliance Parties, the Selling Unitholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ALLIANCE GP, LLC

By:	/s/ Joseph W. Craft III
Name:	Joseph W. Craft III
Title:	Chairman, President and Chief Executive Officer

ALLIANCE HOLDINGS GP, L.P.

By: Alliance GP, LLC, its general partner

By:	/s/ Joseph W. Craft III
Name:	Joseph W. Craft III
Title:	Chairman, President and Chief Executive Officer

THE SELLING UNITHOLDERS NAMED IN SCHEDULE 1 TO THIS AGREEMENT

By:	/s/ Joseph W. Craft III
Name:	Joseph W. Craft III
Title:	Attorney-in-fact

Partnership & Selling Unitholder Signature Page

to Underwrite Agreement

BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES LLC

Accepted:

For themselves and as Representatives

of the several Underwriters named

in Schedule 2 hereto:

By: BARCLAYS CAPITAL INC.

By:	/s/ Bill Beurket
Authorized Representative

By: CITIGROUP GLOBAL MARKETS INC.

By:	/s/ W. Brennan Smith
Authorized Representative

By: GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
Authorized Representative

By: J.P. MORGAN SECURITIES LLC

By:	/s/ Eddy Allegaert
Authorized Representative

Underwriter’s Signature Page

to Underwriting Agreement

SCHEDULE 1

SELLING UNITHOLDERS

Name	Number of Firm Units to be Sold	Number of Option Units to be Sold
Charles R. Wesley	673,600	0
Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft IV	125,000	0
Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes	125,000	0
Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft	125,000	0
Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft	125,000	0
Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV	62,500	0
Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes	62,500	0
Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft	62,500	0
Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft	62,500	0
RaFT LLC	525,238	78,330
The Cary Marshall Revocable Trust	50,000	0
David A. Gilbert	86,250	0
Cindy Wynne	279,963	186,630
George Tichnell	132,315	88,205
Dale G. Wilkerson Revocable Trust	94,214	15,786
Michael R. Rieck	42,126	28,082
Bret A. Hardwick	28,750	0
The Charles R. Wesley Family Trust	26,400	0
Alan B. Smith	24,701	5,299
Kendall Barret	16,443	10,168
Alan Kent Boswell Trust	10,000	0
Linda Knight Boswell Trust	10,000	0

Schedule 1

SCHEDULE 2

UNDERWRITERS

Number of Firm Units to be Purchased

Barclays Capital Inc.	625,625
Citigroup Global Markets Inc.	460,625
Goldman, Sachs & Co.	460,625
J.P. Morgan Securities LLC	460,625
Raymond James & Associates, Inc.	247,500
RBC Capital Markets, LLC	247,500
Stifel, Nicolaus & Company, Incorporated	247,500

Total	2,750,000

Schedule 2

SCHEDULE 3

ALLIANCE SUBSIDIARIES

Name	Jurisdiction of Organization
Alliance Resource Properties, LLC	Delaware
ARP Sebree, LLC	Delaware
Alliance Coal, LLC	Delaware
Alliance Design Group, LLC	Delaware
Alliance Land, LLC	Delaware
Alliance Properties, LLC	Delaware
Alliance Service, Inc.	Delaware
Backbone Mountain, LLC	Delaware
Excel Mining, LLC	Delaware
Gibson County Coal, LLC	Delaware
Gibson County Coal (South), LLC	Delaware
Hopkins County Coal, LLC	Delaware
Matrix Design Group, LLC	Delaware
MC Mining, LLC	Delaware
Mettiki Coal, LLC	Delaware
Mettiki Coal (WV), LLC	Delaware
Mt. Vernon Transfer Terminal, LLC	Delaware
Penn Ridge Coal, LLC	Delaware
Pontiki Coal, LLC	Delaware
River View Coal, LLC	Delaware
Sebree Mining, LLC	Delaware
Tunnel Ridge, LLC	Delaware
Warrior Coal, LLC	Delaware
Webster County Coal, LLC	Delaware
White County Coal, LLC	Delaware

Schedule 3

SCHEDULE 4

ORALLY CONVEYED PRICING INFORMATION

1.	Public offering price: $54.21

2.	2,750,000 Firm Units

Schedule 4

SCHEDULE 5

ISSUER FREE WRITING PROSPECTUS

None.

Schedule 5

SCHEDULE 6

PERSONS DELIVERING LOCK-UP AGREEMENTS

Alliance Management Holdings III, LLC

Alliance Resource GP, LLC

Alliance Resource Holdings, Inc.

Alliance Resource Holdings II, Inc.

C-Holdings, LLC

Brian L. Cantrell

Joseph W. Craft III

Thomas M. Davidson, Sr.

R. Eberley Davis

Robert J. Druten

Michael J. Hall

Robert G. Sachse

Thomas M. Wynne

Schedule 6

EXHIBIT A

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a) Formation and Qualification. Each of the Alliance Parties, ARM GP, ARLP, ARLP MGP, ARLP SGP, the Intermediate Partnership and the Operating Company has been duly formed, is validly existing and in good standing as a corporation, limited partnership or limited liability company, as applicable, under the laws of the State of Delaware with full corporate, partnership or limited liability company power and authority, as the case may be, necessary to own or lease its properties currently owned or leased, and to conduct its business as currently conducted, in each case in all material respects as described in the most recent Preliminary Prospectus, and each such entity is duly registered or qualified to do business and is in good standing as a foreign corporation, limited partnership or limited liability company, as applicable, in each jurisdiction set forth opposite its name on Annex 1 to this opinion.

(b) Formation and Qualification of Certain Subsidiaries. Each of the Operating Company, Alliance Design Group, LLC, Gibson County Coal, LLC, Hopkins County Coal, LLC, Matrix Design Group, LLC, MC Mining, LLC, Mettiki Coal, LLC, Mettiki Coal (WV), LLC, Penn Ridge Coal, LLC, Pontiki Coal, LLC, River View Coal, LLC, Tunnel Ridge, LLC, Warrior Coal, LLC, Webster County Coal, LLC and White County Coal, LLC (collectively, the “Partnership Subsidiaries”) has been formed in accordance with Section 18-201 of the Delaware Limited Liability Company Act and is validly existing and in good standing under the Delaware LLC Act, with all necessary limited liability company power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the most recent Preliminary Prospectus. Each Partnership Subsidiary is duly registered and qualified as a foreign limited liability company for the transaction of business under the laws of the states set forth opposite its name on Annex 1 to this opinion.

(c) Incorporation and Qualification of Alliance Service, Inc. Alliance Service, Inc. has been duly incorporated and is validly existing and in good standing under the General Corporation Law of the State of Delaware (“DGCL”), with all necessary corporate power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the most recent Preliminary Prospectus. Alliance Service, Inc. is duly registered or qualified as a foreign corporation for the transaction of business under the laws of the states set forth opposite its name on Annex 1 to this opinion.

(d) Power and Authority to Act as General Partners. The General Partner has full limited liability company power and authority to act as general partner of the Partnership in all material respects as described in the Registration Statement and Prospectus. Each of ARLP MGP and ARLP SGP has full limited liability company power and authority to act as a general partner of ARLP in all material respects as described in the Registration Statement and Prospectus.

(e) Ownership of the General Partner. C-Holdings owns 100% of the issued and outstanding membership interests in and is the sole member of the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and C-Holdings owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”) (other than (a) those created by or arising under the Delaware LLC Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the GP LLC Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming C-Holdings as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(f) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership and has a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (other than (a) those created by or arising under the Delaware LP Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Partnership Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(g) Units. The Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act).

(h) Ownership of ARM GP. The Partnership owns 100% of the issued and outstanding capital stock of ARM GP; such capital stock has been duly authorized and validly issued in accordance with the certificate of incorporation of ARM GP and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all Liens (other than restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(i) Ownership of ARLP MGP. The Partnership and ARM GP are the only members of ARLP MGP with 99.999% and 0.001% of the issued and outstanding membership interests in ARLP MGP, respectively; such membership interests have been duly authorized and validly issued in accordance with the ARLP MGP LLC Agreement and are fully paid (to the extent required under the ARLP MGP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership and ARM GP own such membership interests free and clear of all Liens (other than (a) those created by or arising under the Delaware LLC Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the ARLP MGP LLC Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership or ARM GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(j) Ownership of the General Partner Interests in ARLP. ARLP MGP and ARLP SGP are the general partners of ARLP with 0.99% and 0.01% general partner interests, respectively, in ARLP; such general partner interests have been duly authorized and validly issued in accordance with the ARLP Partnership Agreement; and ARLP MGP and ARLP SGP own such general partner interests free and clear of all Liens (other than (a) those created by or arising under the Delaware LP Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the ARLP Partnership Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming ARLP MGP or ARLP SGP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(k) Ownership of ARLP Common Units and Incentive Distribution Rights. The Partnership owns 15,544,169 common units representing limited partner interests in ARLP, and ARLP MGP owns all of the incentive distribution rights in ARLP; such common units and incentive distribution rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the ARLP Partnership Agreement and are fully paid (to the extent required under the ARLP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Partnership and ARLP MGP own such interests free and clear of all Liens (other than (a) those created by or arising under the Delaware LP Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the ARLP Partnership Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership or ARLP MGP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(l) Ownership of the General Partner Interests in the Intermediate Partnership. ARLP MGP and ARLP SGP are the general partners of the Intermediate Partnership with 1.0001% and 0.01% general partner interests, respectively, in the Intermediate Partnership; such general partner interests have been duly authorized and validly issued in accordance with the Intermediate Partnership Agreement; and ARLP MGP and ARLP SGP own such general partner interests free and clear of all Liens (other than (a) those created by or arising under the Delaware LP Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Intermediate Partnership Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming ARLP MGP or ARLP SGP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(m) Ownership of the Limited Partner Interests in the Intermediate Partnership. ARLP owns a 98.9899% limited partner interest in the Intermediate Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Intermediate Partnership Agreement and is fully paid (to the extent required under the Intermediate Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and ARLP owns such limited partner interest free and clear of all Liens (other than (a) those created by or arising under the Delaware LP Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Intermediate Partnership Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming ARLP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(n) Ownership of the Managing Membership Interest in the Operating Company. ARLP MGP is the sole manager of the Operating Company with a 0.001% managing membership interest in the Operating Company; such managing membership interest has been duly authorized and validly issued in accordance with the Operating Company LLC Agreement; and is fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and ARLP MGP owns such managing membership interest free and clear of all Liens (other than (a) those created by or arising under the Delaware LLC Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Operating Company LLC Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming ARLP MGP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(o) Ownership of the Non-Managing Membership Interest in the Operating Company. The Intermediate Partnership owns a 99.999% non-managing membership interest in the Operating Company; such non-managing membership interest has been duly authorized and validly issued in accordance with the Operating Company LLC Agreement and is fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Intermediate Partnership owns such non-managing membership interest free and clear of all Liens (other than (a) those created by or arising under the Delaware LLC Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the Operating Company LLC Agreement, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Intermediate Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(p) Ownership of Certain Alliance Subsidiaries. The Operating Company owns 100% of the membership interests in each of the Alliance Subsidiaries other than itself and other than the Intermediate Partnership, Alliance Resource Properties, LLC, ARP Sebree, LLC and Alliance Services, Inc.; such membership interests have been duly authorized and validly issued in accordance with the applicable Subsidiary Organizational Agreements and are fully paid (to the extent required under the respective Subsidiary Organizational Agreements) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Company owns such membership interests free and clear of all Liens (other than (a) those created by or arising under the Delaware LLC Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the applicable Subsidiary Organizational Agreements, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(q) Ownership of Alliance Resource Properties, LLC and ARP Sebree, LLC. The Intermediate Partnership, directly or indirectly, owns 100% of the membership interests in each of Alliance Resource Properties, LLC and ARP Sebree, LLC; such membership interests have been duly authorized and validly issued in accordance with the applicable Subsidiary Organizational Agreements and are fully paid (to the extent required under the respective Subsidiary Organizational Agreements) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Company (in the case of Alliance Resource Properties, LLC) and Alliance Resource Properties, LLC (in the case of ARP Sebree, LLC) owns such membership interests free and clear of all Liens (other than (a) those created by or arising under the Delaware LLC Act, (b) restrictions on transferability and other Liens described in the Pricing Disclosure Package, the Prospectus or the applicable Subsidiary Organizational Agreements, and (c) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company or Alliance Resource Properties, LLC as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(r) Ownership of Alliance Service, Inc. The Operating Company owns all of the outstanding capital stock of Alliance Service, Inc.; such shares of capital stock have been duly authorized and validly issued in accordance with the certificate of incorporation and bylaws of Alliance Service, Inc., as amended to date, and are fully paid and nonassessable; and the Operating Company owns such shares of capital stock, free and clear of all Liens (other than (a) those created by or arising under the DGCL, and (b) restrictions on transferability imposed by the Securities Act and the securities or “Blue Sky” laws of applicable jurisdictions) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.

(s) No Preemptive Rights, Registration Rights or Options. Except as identified in the Pricing Disclosure Package and rights that have been waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Alliance Parties or ARLP MGP in each case pursuant to the Partnership Agreement, the GP LLC Agreement, the ARLP MGP LLC Agreement or any other agreement or instrument listed as an exhibit to the Registration Statement (or any document incorporated by reference therein prior to or on such Delivery Date) to which either of the Alliance Parties or the ARLP MGP is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership pursuant to any agreements or instruments listed as an exhibit to the Registration Statement (or any document incorporated by reference therein prior to or on such Delivery Date), other than as described in the Pricing Disclosure Package and the Prospectus, as set forth in the Partnership Agreement or as have been waived.

(t) Authority and Authorization. Each of the Alliance Parties has all requisite partnership or limited liability company power and authority to enter into the Agreement and to consummate the transactions contemplated thereby. All corporate, partnership and limited liability company action, as the case may be, required to be taken by either of the Alliance Parties or any of their respective members or partners for the consummation of the transactions contemplated by the Agreement has been validly taken.

(u) Authorization, Execution and Delivery of the Agreement. The Agreement has been duly authorized and validly executed and delivered by each of the Alliance Parties.

(v) Authorization, Execution, Delivery and Enforceability of Certain Agreements.

(i) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and

(ii) the GP LLC Agreement has been duly authorized, executed and delivered by C-Holdings and is a valid and legally binding agreement of C-Holdings, enforceable against C-Holdings in accordance with its terms;

provided that, with respect to each agreement described above, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent, transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(w) Authorization, Execution and Enforceability of Certain ARLP Agreements.

(i) The ARLP MGP LLC Agreement has been duly authorized, executed and delivered by the Partnership and ARM GP as the only members of ARLP MGP, and is a valid and legally binding agreement of each of them, enforceable against the them in accordance with its terms;

(ii) the ARLP Partnership Agreement has been duly authorized, executed and delivered by ARLP MGP and is a valid and legally binding agreement of ARLP MGP, enforceable against ARLP MGP in accordance with its terms;

(iii) the Intermediate Partnership Agreement has been duly authorized, executed and delivered by ARLP as the limited partner and by ARLP SGP and ARLP MGP as the general partners, and is a valid and legally binding agreement of each of them, enforceable against them in accordance with its terms; and

(iv) the Operating Company LLC Agreement has been duly authorized, executed and delivered by each of the Intermediate Partnership and ARLP MGP and is a valid and legally binding agreement of each of them, enforceable against each of them in accordance with its terms;

provided that, with respect to each agreement described above, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(x) No Conflicts. Except for such waivers, consents or acknowledgements that have been obtained, none of the (i) offering and sale by the Selling Unitholders of the Units or (ii) the execution, delivery and performance of the Underwriting Agreement by the Alliance Parties, (A) constitute or will constitute a violation of the Organizational Documents of any of the Alliance Entities, (B) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or imposition of any Lien upon any property or assets of any of the Alliance Entities pursuant to, any agreement or other instrument filed as an exhibit to the Registration Statement or any document incorporated by reference therein; or (C) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL, or federal law; which breaches, violations, defaults or Liens, in the case of clauses (B) or (C) would reasonably be expected to have a Material Adverse Effect, or would materially impair the ability of either of the Alliance Parties to perform its obligations under the Agreement; provided, however, that we express no opinion pursuant to this paragraph with respect to state securities laws and other antifraud laws.

(y) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the execution, delivery and performance of the Underwriting Agreement by the Alliance Parties, or the consummation by the Alliance Parties of the transactions contemplated thereby, except for (i) such permits, consents, approvals and similar authorizations required under the Securities Act (except to the extent set forth in paragraph (z) below), the Exchange Act and state securities or “Blue Sky” laws, as to which we do not express any opinion, (ii) for such consents that have been obtained or made, (iii) for such consents that, if not obtained, would not materially impair the ability of either of the Alliance Parties to perform its obligations under this Agreement and (iv) such consents that are disclosed in the Pricing Disclosure Package.

(z) Registration Statement. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Rules and Regulations that has been filed with the Commission not earlier than three years prior to the date of the Agreement; and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein within the time periods prescribed thereby. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(aa) Form of Registration Statement and Prospectus. The Registration Statement, on the latest Effective Date and on the applicable Delivery Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, were, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements or other financial and statistical data contained in or omitted from the Registration Statement or the Prospectus.

(bb) Description of Common Units. The statements made in the Pricing Disclosure Package and the Prospectus under the caption “Description of the Common Units,” insofar as they purport to constitute summaries of the terms of the Common Units (including the Units), are accurate summaries of the terms of such Common Units in all material respects.

(cc) Descriptions and Summaries. The statements made in the Pricing Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” “Material Provisions of our Partnership Agreement” and “Material Provisions of the Partnership Agreement of Alliance Resource Partners, L.P.” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal and governmental proceedings or contracts, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts in all material respects. The description of the federal statutes, rules and regulations set forth in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption “Business—Regulation and Laws” fairly describe in all material respects the portions of the statutes and regulations addressed thereby.

(dd) Tax Matters. The opinion of such counsel filed as Exhibit 8.1 to the Current Report on Form 8-K filed with the Commission on March     , 2011 is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

(ee) Investment Company. The Partnership is not and, after giving effect to the offer and sale of the Units, will not be, an “investment company” within the meaning of such term under the Investment Company Act, and the rules and regulations of the Commission thereunder.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Alliance Parties and the Selling Unitholders set forth in this Agreement and upon certificates of officers and employees of the Alliance Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas, (D) with respect to the opinions expressed in subparagraphs (a) through (b) above as to the valid existence, good standing, due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of an Alliance Entity, state that such counsel relied solely on certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to the applicable Delivery Date and shall be provided to you), (E) with respect to the opinions expressed in clause (i) of paragraphs (e), (f) and (h) through (r) above, respectively, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the applicable Alliance Entities as debtors, and (F) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any Alliance Entity may be subject.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Alliance Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its issue date and as of the applicable Delivery Date included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting, statistical and reserve information included in or incorporated or deemed incorporated by reference in, or omitted from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or any document incorporated by reference therein.

EXHIBIT B

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a) Each of the Selling Unitholders has all requisite power and authority to enter into the Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement, to sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Agreement and to consummate the transactions under the Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement. All action required to be taken by each Selling Unitholder or any of its respective members or trustees for the consummation of the transactions contemplated by the Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement, has been validly taken.1

(b) The Agreement has been duly authorized and validly executed and delivered by or on behalf of each Selling Unitholder.

(c) Each of the Custody Agreement, the Power of Attorney and the Lock-Up Agreement has been duly authorized and validly executed and delivered by or on behalf of each Selling Unitholder and is a valid and legally binding agreement of each Selling Unitholder enforceable against each Selling Unitholder in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent, transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that the indemnity, contribution and exoneration provisions contained in any of such agreements or documents may be limited by applicable laws and public policy.

(d) Immediately prior to the applicable Delivery Date, each Selling Unitholder was the sole registered owner of and had good and valid title to its respective Units, free and clear of all liens, encumbrances, security interests, charges or claims (except for any liens, encumbrances or claims arising under the Custody Agreement), (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming such Selling Unitholder as debtor is on file with the Secretary of State of the State of Delaware, or (B) pursuant to any agreement or instrument listed as an exhibit to the Registration Statement or any document incorporated by reference therein prior to or on such Delivery Date, other than those created by or arising under Sections 17-607 and 17-804 of the Delaware LP Act.

(e) Upon payment for the Units to be sold by each Selling Unitholder, “delivery” (within the meaning of Section 8-301 of the Uniform Commercial Code as in effect in the state of New York, the “UCC”) of such Units, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, the registration of such Units in the name of Cede or such other nominee and the crediting of the Units on the books of DTC to “securities accounts” (within the meaning of Section 8-501 of the UCC) of the Underwriters (assuming that neither DTC nor any Underwriter has “notice of an adverse claim” (within the meaning of Sections 8-105 and 8-502 of the UCC) to such Units) (i) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid “security entitlement” (within the meaning of Section 8-102 of the UCC) in respect of such Units and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Units may be asserted against the Underwriters with respect to such “security entitlement.” For purposes of this opinion, such counsel may assume that when such payment, delivery and crediting occur, (A) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Partnership’s unit registry in accordance with the Partnership Agreement and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (C) appropriate book entries to the “securities accounts” (within the meaning of Section 8-501 of the UCC) of the several Underwriters on the records of DTC will have been made pursuant to the UCC and (D) such Units constitute “financial assets” within the meaning of Section 8-102 of the UCC.

[1]	Note: For the individual selling unitholders V&E will be relying solely on their representations. For the LLCs and trusts entities, V&E will review the applicable formation and governing documents.

B-1

(f) None of (i) the offering and sale by the Selling Unitholders of the Units, (ii) the execution, delivery and performance of the Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement by the Selling Unitholders, or (iii) the consummation by the Selling Unitholders of the transactions contemplated by the Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement or the fulfillment of the terms thereof, conflict with or will conflict with, result in a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or imposition of any lien, charge or encumbrance upon any property or assets of any of the Selling Unitholders pursuant to, in the case of a Selling Unitholder that is not a natural person, the certificate of formation or limited liability company agreement or trust agreement (or similar organizational documents), as applicable, of the Selling Unitholders.

(g) No permit, consent, approval, authorization, order, registration, filing or qualification under the Delaware LP Act, the Delaware LLC Act, the DGCL, the laws of the State of Texas or federal law is required for the offering or sale of the Units by the Selling Unitholders or the execution and delivery of, or the consummation by the Selling Unitholders of the transactions contemplated by, the Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement except for (i) such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which we do not express any opinion, (ii) such consents that have been obtained or made, (iii) such consents that, if not obtained, would not materially impair the ability of any of the Selling Unitholders to perform its obligations under the Agreement and (iv) such consents that are disclosed in the Pricing Disclosure Package.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon any representations of the Selling Unitholders set forth in this Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement and upon certificates of officers and employees, if any, of the Selling Unitholders and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas, (D) with respect to the opinion expressed in clause (A) of paragraph (d) above, such counsel relied solely on reports, dated as of recent dates, purporting to describe all financing statements on file as of the dates specified therein in the office of the Secretary of the State of Delaware naming the Selling Unitholders as debtor, and (E) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the equityholders of the Selling Unitholders may be subject.

B-2

EXHIBIT C

FORM OF OPINION OF R. EBERLEY DAVIS

(h) No Preemptive Rights. Except as identified in the Pricing Disclosure Package, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Alliance Parties or ARLP MGP in each case pursuant to any agreement or instrument known to such counsel (other than the Partnership Agreement, the GP LLC Agreement, the ARLP MGP LLC Agreement or any other agreement or instrument listed as an exhibit to the Registration Statement, to which such counsel is not opining) to which either of the Alliance Parties or ARLP MGP is a party or by which any of them may be bound. To such counsel’s knowledge, except as described in the Prospectus, there are no outstanding options, warrants or other rights to purchase or exchange any Common Units or other securities of the Partnership or the General Partner other than rights which have been waived.

(i) No Conflicts. Except in respect of which waiver, consents or acknowledgements have been obtained, none of the (i) offering or sale of the Units, (ii) the execution, delivery and performance of the Agreement by the Alliance Parties or (iii) the consummation of any other transactions contemplated by the Underwriting Agreement or the fulfillment of the terms thereof, conflict with or will conflict with, result in a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or imposition of any lien, charge or encumbrance upon any property or assets of any of the Alliance Entities pursuant to, (A) any agreement, lease or other instrument known to such counsel to which any of the Alliance Entities is a party or by which any of them or their properties may be bound, (other than any agreement listed as an exhibit to the Registration Statement, to which such counsel is not opining), or (B) any judgment, order or decrees of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Alliance Entities or any of their properties or assets, which breaches, violations, defaults or liens, in the case of clauses (A) and (B) would reasonably be expected to have a Material Adverse Effect or materially impair the ability of either of the Alliance Parties or any of the Selling Unitholders to perform their obligations under the Agreement.

(j) Litigation. To the knowledge of such counsel, except as described in the Prospectus, there are no legal or governmental proceedings pending to which any of the Alliance Entities is a party or of which any property or assets of any of the Alliance Entities is the subject that is required to be described in the Registration Statement, the Prospectus or the Pricing Disclosure Package and which is not so described; and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or others.

(k) Material Contracts. To the knowledge of such counsel, there are no contracts or other documents of a character required to be described in Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed therewith as required.

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In rendering such opinion, such counsel may (A) rely solely in respect of matters of fact upon the representations of the Alliance Parties set forth in this Agreement and upon certificates of officers and employees of the Alliance Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that such opinions are limited to federal laws and the laws of Kentucky and (D) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Alliance Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its issue date and as of such Time of Delivery included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting, statistical and reserve information, included in, or excluded from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

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EXHIBIT D

BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES LLC

As Representatives of the several Underwriters

named in the Underwriting Agreement

C/O BARCLAYS CAPITAL INC.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters from the selling unitholders named therein (the “Selling Unitholders”) of common units representing limited partner interests (the “Common Units”) in Alliance Holdings GP, L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer such Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by you on behalf of the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership [(other than the filing of a registration statement, on or after the 30th day after the date of the Prospectus relating to the Offering, registering for resale not more than 523,122 Common Units held by Alliance Management Holdings III, LLC and any amendments thereto, provided that the undersigned shall otherwise remain subject to the restrictions set forth in this Lock-Up Letter Agreement with respect to the Common Units registered thereunder)]2 or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus relating to the Offering (such 60-day period, the “Lock-Up Period”). The foregoing sentence shall not apply to Family Transfers, as defined under that certain Transfer Restrictions Agreement dated as of June 13, 2006 by and among the Partnership and the other parties thereto, as amended to date, but only if and to the extent such Transfer Restrictions Agreement is applicable to the undersigned; provided that it shall be a condition to any such transfer that (A) any transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (B) each party (donor, donee, transferor or transferee) shall not be required by law (including, without limitation, the disclosure requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) to make and shall not make any public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period and (C) the undersigned notifies Barclays Capital Inc. at least two business days prior to the proposed transfer or disposition.

[2]	With respect to Alliance Management Holdings III, LLC and Joseph W. Craft III only.

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In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies Barclays Capital Inc. that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units to be included in the Offering, the undersigned will be released from all obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership, the Selling Unitholders and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Partnership, the Selling Unitholders and the Underwriters.

[Signature page follows]

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Yours very truly,

Dated: , 2011

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